APPENDIX A
Class A, Class B, and Class C
John Hancock Bond Trust
-JH Government Income Fund
John Hancock California Tax-Free Income Fund
John Hancock Current Interest
-JH Money Market Fund
John Hancock Investment Trust II
-JH Regional Bank Fund
John Hancock Municipal Securities Trust
-JH High Yield Municipal Bond Fund
-JH Tax-Free Bond Fund
John Hancock Tax-Exempt Series Fund
-JH Massachusetts Tax-Free Income Fund
-JH New York Tax-Free Income Fund
John Hancock World Fund
-JH Health Sciences Fund
Class A, Class B, Class C and Class I
John Hancock Bond Trust
-JH High Yield Fund
-JH Investment Grade Bond Fund
John Hancock Equity Trust
-JH Small Cap Fund
John Hancock Investment Trust II
-JH Financial Industries Fund
John Hancock Series Trust
-JH Mid Cap Equity Fund
Class A, Class B, Class C, Class I and Class NAV
John Hancock Investment Trust
- JH Global Opportunities Fund
- JH Small Cap Intrinsic Value Fund
John Hancock Investment Trust III
- JH Greater China Opportunities Fund

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Class A, Class B, Class C, Class I and Class R1
John Hancock Capital Series
-JH U.S. Global Leaders Growth Fund
John Hancock Investment Trust
-JH Sovereign Investors Fund
John Hancock Investment Trust II
-JH Small Cap Equity Fund
John Hancock Sovereign Bond Fund
-JH Bond Fund
Class A, Class B, Class C, Class I, Class NAV and Class R1
John Hancock Capital Series
-JH Classic Value Fund II

Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 & Class R5
John Hancock Investment Trust
-JH Balanced Fund
Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 & Class R5
John Hancock Capital Series
-JH Classic Value Fund
John Hancock Investment Trust
-JH Large Cap Equity Fund
John Hancock Strategic Series
-JH Strategic Income Fund
Amended: May 7, 2009

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Exhibit 99(q)
Open-end Funds
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Equity Trust
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Municipal Securities Trust
John Hancock Series Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series Trust
John Hancock World Fund
Closed-end Funds
John Hancock Patriot Premium Dividend Fund II
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund
Power of Attorney
     The undersigned Trustees of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, BETSY ANNE SEEL, DAVID D. BARR, KINGA KAPUSCINSKI AND NICHOLAS J. KOLOKITHAS, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and under the Securities Act of 1933, as amended (the “1933 Act”), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

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N-1A Power of Attorney
     IN WITNESS HEREOF, I have hereunder set my hand on this instrument as of the 7th day of May 2009.

/s/James R. Boyle James R. Boyle	/s/PattiMcGill Peterson Patti McGill Peterson

/s/James F. Carlin James F. Carlin	/s/John A. Moore John A. Moore

/s/William H. Cunningham William H. Cunningham	/s/Steven R. Pruchansky Steven R. Pruchansky

/s/Deborah C. Jackson Deborah C. Jackson	/s/Gregory A. Russo Gregory A. Russo

/s/Charles L. Ladner Charles L. Ladner	/s/John G. Vrysen John G. Vrysen

/s/Stanley Martin Stanley Martin

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